Exhibit 10.24

ASSUMPTION AND NOVATION AGREEMENT

Among

LUMBERMENS MUTUAL CASUALTY COMPANY,
AMERICAN MOTORIST INSURANCE COMPANY, AMERICAN PROTECTION
INSURANCE COMPANY AND AMERICAN MANUFACTURERS MUTUAL
INSURANCE COMPANY

and

NATIONAL UNION FIRE INSURANCE COMPANY
OF PITTSBURGH, PA

and

LABOR READY, INC.

i

ASSUMPTION AND NOVATION AGREEMENT

This ASSUMPTION AND NOVATION AGREEMENT (this “Agreement”), effective and dated as of the 29th day of December 2004, is made and entered into by and among Lumbermens Mutual Casualty Company, American Motorist Insurance Company, American Protection Insurance Company and American Manufacturers Mutual Insurance Company, all corporations organized and existing under the laws of the State of Illinois, (collectively, with their insurance company affiliates, the “Company”), National Union Fire Insurance Company of Pittsburgh, Pennsylvania, a corporation organized and existing under the laws of the State of Pennsylvania, on behalf of itself and its affiliates (“National Union”), and Labor Ready, Inc., a corporation organized and existing under the laws of the State of Washington (“Labor Ready”), (Labor Ready, together with all policyholders, certificate holders, insureds and beneficiaries under the Policies (as defined below) of whatsoever kind or nature, including assignees of the rights of any of the foregoing under the Policies, collectively, the “Insured”) in accordance with the terms, conditions and definitions set forth below (the Company, National Union and Labor Ready each is individually referred to herein as a “Party,” or collectively, as the “Parties”).

R E C I T A L S:

WHEREAS, the Company issued various workers’ compensation and employers liability insurance policies affording coverage to Labor Ready, such policies are listed in Schedule 1 attached hereto (collectively, the “Policies,” including all declarations, amendments,  and endorsements thereto, if any); and

WHEREAS, the Company desires to extinguish all of its duties, obligations, liabilities, rights, privileges and benefits arising from or related to the Policies and National Union desires to assume by way of novation all such duties, obligations, liabilities, rights, privileges and benefits of the Company; and

WHEREAS, and Labor Ready and the Company desire to extinguish all of their respective duties, obligations, liabilities, rights, privileges and benefits arising from or related to the Related Agreements (as defined herein) on the terms and conditions provided herein;

WHEREAS, no officer, director, or employee of LABOR READY is or at any time has been an officer, director, employee or attorney of, or person having influence over the Company; and

WHEREAS, LABOR READY has not attempted to, does not, and does not have the right or ability to control or manage the business or affairs of the Company; and

WHEREAS, the Parties have each received the advice of counsel in the preparation, drafting and execution of this Agreement, which was negotiated voluntarily and at arm’s length.

NOW, THEREFORE, in consideration of and in reliance upon the definitions, premises, recitals, Schedules and Exhibits (all of which are incorporated in full into this AGREEMENT), and the mutual promises, covenants and premises, recitals and agreements, subject to the terms and conditions stated herein, and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereto agree as follows:

ARTICLE I

DEFINITIONS

As used in this Agreement, the following terms in quotation marks, when capitalized, shall have the meanings set forth below (definitions are applicable to both the singular and the plural forms of each term defined in this Article):

1.1                                 “National Union” shall have the meaning set forth in the preamble to this Agreement.

1.2                                 “Agreement” shall have the meaning set forth in the preamble to this Agreement.

1.3                                 “Asserted Liability” shall have the meaning set forth in Section 6.3 of this Agreement.

1.4                                 “Claims Notice” shall have the meaning set forth in Section 6.4 of this Agreement.

1.5                                 “Company” shall have the meaning set forth in the preamble to this Agreement.

1.6                                 “Effective Date” shall have the meaning set forth in Section 3.1 of this Agreement.

1.7                                 “Ex Gratia Payments” shall mean payments for any Loss not covered under the written terms of a Policy, including any Loss payments not necessarily required under a Policy but made as a commercial accommodation.

1.8                                 “Insurance Program Agreement” shall have the meaning set forth in Section 2.6 of this Agreement.

1.9                                 “Insured” shall have the meaning set forth in the preamble to this Agreement.

1.10                           “Labor Ready” shall have the meaning set forth in the preamble to this Agreement.

1.11                           “Loss(es)” shall mean claims, risks, losses, obligations, liabilities, damages, deficiencies, costs or expenses, as set forth in more detail in Section 6.3 of this Agreement.

1.12                           “Parties” shall have the meaning set forth in the preamble to this Agreement.

1.13                           “WAHI” Agreement” shall mean that certain Reinsurance Agreement dated  January 1, 2001, between Lumbermens Mutual Casualty Company and Workers’ Assurance of

Hawaii, Inc. (“WAHI”), including any and all schedules, addenda, endorsements or amendments thereto.

1.14                           “Polic(y)(ies)” shall have the meaning set forth in the preamble to this Agreement.

1.15                           “Policy Liabilities” shall have the meaning set forth in Section 2.2 of this Agreement.

1.16                           “Records” shall have the meaning set forth in Section 7.1 of this Agreement.

1.17                           “Reinsurance Agreements” shall mean any and all contracts, binders, cover notes, facultative certificates or treaties entered into by the Company, including affiliates of the Company, that provide reinsurance coverage for Losses under the Policies, including the WAHI Agreement.

1.18                           “Reinsurance Trust Agreement” shall mean that certain trust agreement between the Company, WAHI and Bank of Hawaii, formerly doing business as Pacific Century Trust effective January 1, 2001.

1.19                           “Related Agreements” shall have the meaning set forth in Section 2.6 of this Agreement.

1.20                           “Third Party Administrator Agreement” shall mean and refer to the Claims Services Agreement dated as of the Effective Date by and between National Union and ESIS (“TPA”).

1.21                           “Trust Agreement” shall mean that certain trust agreement between the Company, WAHI and Wells Fargo Bank Minnesota, N.A. effective December 18, 2002.

1.22                           “Unallocated Loss Adjustment Expenses” shall mean all costs and expenses not allocable to a specific claim under a Policy that are incurred in the investigation, appraisal, adjustment, settlement, litigation, defense or appeal of a specific claim, including salaries and expenses of employees, and office and other overhead expenses, but excluding fees of third party administrators of the Policies.

ARTICLE II

BUSINESS ASSUMED AND NOVATED

2.1                                 Effective on the Effective Date, the Company hereby novates, assigns and transfers to National Union, and National Union hereby assumes from the Company as exclusive liabilities and obligations of National Union to the Insured under the Policies, one hundred percent (100%) of the Policy Liabilities.  The Company also assigns and transfers to National Union, and National Union hereby assumes from the Company, all of the Company’s rights, privileges, defenses and benefits arising from or relating to the Policies.  The Parties agree that the duties, obligations, liabilities, rights, privileges and benefits arising from or related to any and all Reinsurance Agreements and Related Agreements, are not transferred to or assumed by National Union.

2.2                                 The term “Policy Liabilities” shall mean the gross liability of the Company for Losses arising from or related to the Policies (excluding liabilities to the extent paid or otherwise discharged by the Company prior to the Effective Date) before deduction for all applicable cessions, if any, under the Reinsurance Agreements.  Policy Liabilities shall also include the following if not paid or otherwise discharged by the Company prior to the Effective Date):

(a)                                  all liability for premium taxes on premiums arising from or related to the Policies, received by the Company on or after the Effective Date and actually remitted to National Union;

(b)                                 all liability in connection with the participation by the Company, whether involuntary or voluntary, in any guaranty fund, assigned risk plan or other government mandated programs or associations of any kind established or governed by the state of the Company’s domicile or any other state or jurisdiction, which participation is based on premiums arising under the Policies, received by the Company on or after the Effective Date and actually remitted to National Union;

(c)                                  all liability for any assessments, residual market loads or similar charges, whether based on losses, premiums or otherwise, arising from or related to the Policies which become payable on or after the Effective Date;

(d)                                 all liability for returns or refunds of premiums arising from or related to the Policies which become payable on or after the Effective Date;

(e)                                  all liability for any fees of third party administrators of the Policies which become payable on or after the Effective Date;

(f)                                    all liability (to the extent permitted by law) for consequential, exemplary, punitive or similar damages which arise from or relate to any alleged or actual act, error or omission by the Company, whether intentional or otherwise, or from any reckless conduct or bad faith by the Company in connection with the handling of any claim under any of the Policies or in connection with the preparation, issuance, delivery or cancellation of any of the Policies; and

(g)                                 all liability for Ex Gratia Payments.

2.3                                 National Union shall have the benefit of any and all defenses, setoffs and counterclaims to which the Company would be entitled with respect to such Policy Liabilities, it being expressly understood and agreed by the Parties that no such defenses, setoffs or counterclaims are waived by the execution of this Agreement or the consummation of the transactions contemplated hereunder and that, as of the Effective Date, National Union shall be fully subrogated to all such defenses, setoffs and counterclaims.

2.4                                 National Union is hereby irrevocably designated the successor to the Company under the Policies as if such Policies were direct obligations of National Union.  National Union substitutes itself as of the Effective Date in the place and stead of the Company as if named in the Policies in place of the Company.  As of the Effective Date, the Insured under the Policies shall, and does hereby, immediately release and discharge the Company from any and all duties, obligations and liabilities under the Policies and the Related Agreements, and thereafter shall disregard the Company as a party thereto. Immediately after the Effective Date, the Company shall, and does hereby, immediately release and discharge the Insured from any and all duties, obligations and liabilities under the Policies and the Related Agreements, except for obligations to cooperate with the Company.  Except to the extent prohibited by applicable law and regulations, payments made by National Union for the benefit of the Insured subsequent to the Effective Date in discharge of obligations to provide direct coverage to the Insured under Article II of this Agreement shall diminish, dollar for dollar, any obligation in respect thereof which National Union may have to the Company under Article VI of this Agreement.  After the Effective Date, the Insured shall file claims arising under the Policies directly with the TPA acting on behalf of National Union (except for claims on which the Company has made payments or otherwise satisfied its liabilities), and National Union hereby consents to be subject to direct action taken by the Insured in accordance with the Insured’s rights under the Policies; provided, however, that this Agreement shall not confer upon the Insured any additional rights other than such rights that the Insured would have had against the Company in the absence of this Agreement. On or after the Effective Date, National Union shall have those rights to subrogation and salvage that may accrue with regard to claims actually paid by National Union under the Policies or under the indemnity set forth in this Agreement.  The Company shall be entitled to those rights of subrogation and salvage that may accrue with regard to claims actually paid by the Company under the Policies and not paid by National Union under the indemnity set forth in this Agreement.

2.5                                 Simultaneously with the execution and delivery of this Agreement, National Union, the Company and each Insured shall enter into a Novation Endorsement, in the form attached hereto as Exhibit A, for each of the Policies.  Such Novation Endorsement shall provide for the substitution of National Union for the relevant Company as stated in Section 2.4 of this Article and for the express agreement of such Insured to such substitution.

2.6                                 The Company, the Insured and National Union agree that, as of the Effective Date, the following agreements (together with any and all other agreements relating to the Policies, collectively, the “Related Agreements”) are hereby terminated and released for all purposes:  (i) that certain Insurance Program Agreement entered into by the Company and the Insured and effective as of January 1. 2001 (the “Insurance Program Agreement”), (ii) any third party administrator or claim agreement related to the Policies; the (iii) WAHI Agreement, (iv) the Reinsurance Trust Agreement and (v) the Trust Agreement .  As of the Effective Date, Labor Ready shall cease to be a policyholder or member of the Company, and does hereby immediately release and discharge the Company from any and all duties, obligations and liabilities under the Related Agreements, and the Company does hereby immediately release and discharge Labor Ready from any and all duties, obligations and liabilities under the Related Agreements.  As of the Effective Date, any funds held by any third party pursuant to such Related Agreements shall be the sole and exclusive property, right and title of Labor Ready.

ARTICLE III

TERM, TERRITORY AND CONDITIONS PRECEDENT

3.1                                 This Agreement shall be made effective as of December 29, 2004 (the “Effective Date”).

3.2                                 This Agreement shall apply to all territories covered under the Policies.

3.3                                 The following shall be deemed conditions precedent to consummation of the transactions contemplated under this Agreement:

(a)                                  The Company and Labor Ready shall have executed that certain Settlement Agreement and Release (the “Settlement Agreement”) dated as of the Effective Date;

(b)                                 Labor Ready and National Union shall have executed that certain Indemnification Agreement (the “Indemnification Agreement”) dated as of the Effective Date;

(c)                                  All other terms and conditions set forth in this Agreement and required to be performed prior to the effectiveness of this Agreement shall have been satisfied.

3.4                                 National Union’s assumption of the Policies from the Company, the Company’s assignment and transfer of the Policies to National Union, the Company’s return of collateral to Labor Ready, and the satisfaction of the other terms and conditions set forth in Section 3.3 hereof, each pursuant to the terms of this Agreement, shall occur contemporaneously.

ARTICLE IV

CONSIDERATION

4.1                                 Except as otherwise provided in Section 2.4, as consideration for the novation and assumption by National Union of all the Company’s liabilities and obligations under the Policies in accordance herewith, the Company shall, as of the Effective Date: (i) assign to National Union all rights to receive any future recoveries under the Policies, including where applicable, but not limited to, any deductible reimbursements, salvage and subrogation recoveries, and all other rights, privileges, defenses and benefits of the Company arising from or relating to the Policies, and (ii) perform all of its other obligations under this Agreement.

4.2                                 As consideration for the transfer of liabilities and obligations under the Policies from the Company to National Union, Labor Ready shall, as of the Effective Date, enter into the Settlement Agreement with the Company, and the Company shall return or release any and all collateral securing Labor Ready’s obligations under the Policies and/or Related Agreements;

4.2                                 Nothing contained in this Article IV relates to any payment to be made by Labor Ready to National Union upon National Union’s entry into this Agreement, including, without limitation, premium payments.

ARTICLE V

POLICY ADMINISTRATION

5.1                                 The Company agrees that, after the execution and delivery of this Agreement, it will use its best efforts to forward or cause to be forwarded to Zonal Underwriting Manager, AIG Risk Management, Buyout Division, 175 Water Street, 27th Floor, New York, New York 10038, reasonably promptly, all unresolved notices and other written communications actually received by the Company relating to the Policies (including, without limitation, all inquiries, notices or complaints from state insurance regulators, agents, brokers and the Insured, all notices of claims, and all suits and actions for which it receives service of process).

5.2                                 National Union agrees to make all required state bureau filings or reports on any premium or loss transaction occurring on or after the Effective Date that have not previously been made by the Company on or prior to the Effective Date.

ARTICLE VI

INDEMNIFICATION

6.1                                 National Union and Labor Ready each jointly and severally agree to indemnify, defend and hold harmless the Company (and its directors, officers, employees, successors and permitted assigns) from and against all Losses (as hereinafter defined) arising from or related to the Policies (other than Losses to the extent they were paid or otherwise discharged by the Company prior to the Effective Date).

6.2                                 Labor Ready agrees to indemnify, defend and hold harmless the Company (and its directors, officers, employees, successors and permitted assigns) from and against all Losses (as hereinafter defined) arising from or related to the Related Agreements (other than Losses to the extent they were paid or otherwise discharged by the Company prior to the Effective Date).

6.3                                 As used herein, “Loss” and/or “Losses” shall mean all claims, risks, losses, obligations, liabilities, damages, deficiencies, costs or expenses (including, without limit, allocated loss adjustment expenses (including Defense and Cost Containment and Adjusting and Other, as those terms are defined in Statement of Statutory Accounting Principles No. 55, of National Association of Insurance Commissioners, Accounting Practices and Procedures Manual (2004)), interest on amounts actually paid, prejudgment interest, post-judgment interest, declaratory judgment expenses, penalties, and reasonable attorneys’ fees and disbursements), provided, however, that “Loss” and/or “Losses” shall not include Unallocated Loss Adjustment Expenses incurred by the Company and shall not include Losses resulting where a court of competent jurisdiction finds that the Company committed a criminal act or the Company admits or does not dispute that it committed a criminal act.

6.4                                 Reasonably promptly after receipt by the Company of notice of any demand, claim or circumstances which, with a lapse of time, would give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation (an “Asserted Liability”) that may result in an indemnification obligation on the part of National Union and/or Labor Ready under the terms of this Article VI, the Company shall give notice thereof (the “Claims Notice”) to National Union and/or Labor Ready.  The Claims Notice shall indicate the amount (estimated, if necessary) of the Loss that has been or may be suffered by the Company.

6.5                                 National Union and/or Labor Ready, as applicable, shall defend, at their own expense and by their own counsel, any such Asserted Liability; provided, however, that National Union and/or Labor Ready may not compromise or settle any Asserted Liability without the consent of the Company unless such compromise or settlement (i) requires no more than a monetary payment for which the Company is hereunder fully indemnified or involves other matters not binding upon the Company and (ii) fully releases the Company from any and all liability.  If immediate action is necessary to defend the Company against an Asserted Liability, and National Union and/or Labor Ready, as applicable, have been informed of the need for immediate action but do not undertake such defense, the Company may defend such new Asserted Liability until such time as National Union and/or Labor Ready have acted to defend the Company or until National Union and/or Labor Ready have informed the Company that National Union and/or Labor Ready have assumed responsibility for such defense.  Such defense by the Company shall be at the expense of National Union and/or Labor Ready.  In informing one another concerning a new Asserted Liability that requires such immediate action, National Union, Labor Ready and the Company may use any means of communication that is clearly likely to provide notice.  If the Company has not informed National Union and/or Labor Ready, as applicable, of the need for immediate action, the cost of such action will be borne by the Company until such time as National Union and/or Labor Ready are notified; likewise, if National Union and/or Labor Ready have assumed the defense of the Company and notified the Company of same, any further action by the Company thereafter will be at the Company’s expense.

6.6                                 Notwithstanding the provisions set forth in Section 6.4, National Union and/or Labor Ready shall have exclusive control over the defense of any Asserted Liability for which National Union and/or Labor Ready have entered an appearance or otherwise assumed the defense.  In such circumstances, the Company shall have no right to participate in the defense with regard to an Asserted Liability.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES

7.1                                 The Company represents and warrants to National Union and Labor Ready that:

(i)                                     The Company is an insurance company duly organized, validly existing and in good standing under the laws of its state of domicile.

(ii)                                  The Company has all requisite corporate power and authority to enter into this Agreement, and to perform its obligations hereunder.  The execution and delivery by the Company of this Agreement, and the performance by the Company of its obligations under this Agreement, have been duly authorized by all necessary corporate approval.  This Agreement, when duly executed and delivered by the Company, and subject to the due execution and delivery hereof by National Union and Labor Ready, will be a valid and binding obligation of the Company, enforceable against the Company, its permitted successors and assigns, in accordance with its terms.

(iii)                               The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby in accordance with the respective terms and conditions hereof will not (a) violate any provisions of the Articles of Incorporation or Bylaws of the Company, or (b) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon the Company as of the date hereof.

(iv)                              The Company has no obligation to pay any fee, commission, expense or other amount to any intermediary or broker in connection with this Agreement.

(v)                                 To the best of the Company’s knowledge as of the Effective Date, the Company has provided National Union, or given National Union full access to, all books, records, reports, underwriting files, claims files, electronic files, and information in any form (the “Records”) relating to the Policies.

(vi)                              To the best of the Company’s knowledge as of the Effective Date, the Company is not aware of any claim made under, or litigation with respect to, any of the Policies which contains a material claim for bad faith damages, punitive damages, extra- contractual liabilities, liabilities in excess of Policy limits or other similar claim, which has not been fully and finally resolved and settled as of the Effective Date.

(vii)                           To the best of the Company’s knowledge as of the Effective Date, TPA is the only third party administrator that has been retained to adjust claims under the Policies, and the Company is not aware of any other third party administrator being retained by any other party to adjust such claims.

(viii)                        To the best of the Company’s knowledge as of the Effective Date, it has paid or discharged all expenses described in Sections 2.2(a-c).

(ix)                                The assignment and transfer of the Policies to National Union and/or the assignment, transfer, return or cancellation of any collateral or other funds due and owing to Labor Ready pursuant hereto, whether before, on or after the Effective Date or the date on which this Agreement is executed by the Parties hereto, are not and have not been made on account of an antecedent debt owed by the Company to National Union, and are intended by the Parties hereto to be a contemporaneous exchange for new value given to the Company by National Union.

(x)                                   This Agreement and the transactions contemplated hereby were negotiated at arm’s length by the Company.

(xi)                                Other than Labor Ready’s status as a policyholder of the Company as a mutual insurer, neither National Union nor Labor Ready has any ownership or other affiliation with the Company.

(xii)                             The Company is receiving new and reasonably equivalent value in exchange for any rights or assets being transferred to Labor Ready or National Union pursuant to this Agreement.

(xiii)                          The Company has not transferred or assigned to any third party any of its rights or interests in or to the Policies, the Related Agreements, or any collateral held in respect of either.

(xiv)                         Each such warranty and representation is material to this Agreement and relied upon by National Union and the Insured, respectively, in entering into this Agreement.

7.2                                 National Union represents and warrants to the Company and Labor Ready that:

(i)                                     National Union is an insurance company duly organized, validly existing and in good standing under the laws of Pennsylvania.  It is duly authorized or otherwise qualified and in good standing to carry on the business of insurance in the state where the Policies were issued and in any other state where a risk covered by a Policy is located and meets the requirements for carrying on such business.

(ii)                                  National Union has all requisite power and authority to enter into this Agreement, and to perform its obligations hereunder.  The execution and delivery by National Union of this Agreement, and the performance by National Union of its obligations under this Agreement, have been duly authorized.  This Agreement, when duly executed and delivered by National Union, and subject to the due execution and delivery hereof by the Company and Labor Ready, will be a valid and binding obligation of National Union, enforceable against National Union, its permitted successors and assigns, in accordance with its terms.

(iii)                               The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby in accordance with the respective terms and conditions hereof will not (a) violate any provisions of the Articles of Incorporation or Bylaws of National Union, or (b) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon National Union as of the date hereof.

(iv)                              National Union has no obligation to pay any fee, commission, expense or other amount to any intermediary or broker in connection with this Agreement.

(v)                                 Each such warranty and representation is material to this Agreement and relied upon by the Company and the Insured, respectively, in entering into this Agreement.

7.3                                 Labor Ready (on behalf of itself and the other Insureds) represents and warrants to the Company and National Union that:

(i)                                     Labor Ready has all requisite power and authority to enter into this Agreement, and to perform its obligations hereunder.  The execution and delivery by Labor Ready of this Agreement, and performance by Labor Ready of its obligations under this Agreement, have been duly authorized.  This Agreement, when duly executed and delivered by Labor Ready, subject to the due execution and delivery hereof by the Company and National Union, will be a valid and binding obligation of the Insured, enforceable against the Insured, its permitted successors and assigns, in accordance with its terms.

(ii)                                  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby in accordance with the respective terms and conditions hereof will not: (a) violate any provisions of the Articles of Incorporation, Bylaws or other organizational documents of Labor Ready, or (b) violate any order, judgment, injunction, award or decree of any court, arbitrator, or governmental or regulatory body against, or binding upon, or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon the Insured as of the date hereof.

(iii)                               Labor Ready has the right, power and authority to approve the assignment, assumption and novation of the Policies on behalf of all persons insured or loss payees thereunder.

(iv)                              The only agreements between Labor Ready and the Company which refer or relate to the Policies are the Related Agreements.

(v)                                 To the best of Labor Ready’s knowledge as of the Effective Date, TPA is the only third party administrator that has been retained to adjust claims under the Policies, and Labor Ready is not aware of any other third party administrator being retained by any other party to adjust such claims

(vi)                              Labor Ready has not transferred or assigned any of its rights or interests in or to the Policies or the Related Agreements, and no person has any right or other interest therein or lien or other encumbrance thereon.

(vii)                           Each such warranty and representation is material to this Agreement and relied upon by the Company and National Union in entering into this Agreement.

7.4                                 This Article VII shall survive any termination of this Agreement.

ARTICLE VIII

COVENANTS

8.1                                 As soon as practicable after the execution and delivery of this Agreement, the Company shall forward to National Union, at National Union’s sole cost and expense, a true copy of all Records relating to the Policies.

8.2                                 Within sixty (60) days after the Effective Date, the Company will provide to National Union a final accounting, including all relevant unit statistical information, of all transactions under the Policies.  The Company will have no further obligations for accounting for the Policies under this Agreement.

8.3                                 The Company warrants and covenants that it has discussed this transaction with the Director of the Illinois Department of Financial and Professional Regulation, Division of Insurance (the “IDOI”), that the IDOI has not expressed any reservations or objections to the transaction, and that a letter approving the transactions contemplated by this Agreement (including, without limitation, the execution and performance of obligations arising under the terms and conditions of this Agreement and the Settlement Agreement and Release entered contemporaneously with this Agreement) from the IDOI pursuant to 215 ILCS 5/204(m)(c) shall be delivered to Labor Ready within ten (10) business days after the Effective Date.

ARTICLE IX

ARBITRATION

9.1                                 In the event of any dispute between any two of the Parties hereto with reference to the interpretation, application, formation, enforcement or validity of this Agreement or their rights with respect to any transaction involved, whether such dispute arises before or after termination of this Agreement, such dispute, upon written request of either such Party, shall be submitted to the exclusive decision of a board of arbitration composed of two arbitrators and a neutral umpire.  An Organizational Meeting shall be held within 30 days of the appointment of the umpire.  The Organizational Meeting shall be held in New York, New York, unless otherwise mutually agreed by the Parties and the members of the board of arbitration.  The Parties shall submit position statements to the board of arbitration in advance of the

Organizational Meeting.  A prompt schedule for the arbitration, including a date for commencement of the final hearing, shall be determined at the Organizational Meeting.

9.2                                 The Parties agree that arbitration pursuant to the terms of this Article is a condition precedent for the resolution of disputes between them under this Agreement.  The board of arbitration will have complete jurisdiction over the entire matter in dispute, and shall conduct the arbitration proceeding to resolve disputes arising from this Agreement.

9.3                                 The notice requesting arbitration shall state in particular all principal issues to be resolved and name the requesting Party’s arbitrator.  Each member of the board of arbitration shall be disinterested and no member may be a current or former officer, director, employee or attorney of any Party or an affiliate of any Party.  Each Party shall appoint its own arbitrator.  If the Party receiving the notice of arbitration fails to appoint its arbitrator within 30 days after having received the written notice of arbitration, the Party giving notice shall appoint a second arbitrator.  The two arbitrators shall choose a third arbitrator as umpire within 30 days after appointment of the second arbitrator.  If the two arbitrators fail to agree upon the appointment of the umpire within such 30 day period, the umpire shall be selected pursuant to the AAA procedure in effect at such time.

9.4                                 Each Party may obtain discovery from the other through written interrogatories and through requests for documents, and may depose witnesses upon notice to the other.  Any objections to production of documents or to the scope of discovery shall be submitted to the umpire for resolution.  The umpire may schedule a conference at which the Parties may present oral arguments and submit written briefs with respect to the production of documents or the scope of discovery.  The umpire shall render a decision within two business days of the conference.  The decision shall be final and binding on all parties.

9.5                                 The board shall make its award in writing and shall state the factual and legal basis for the award.  The board may award compensatory money damages and interest thereupon but may not award punitive, exemplary, extra-contractual, or similar damages.  The award shall be based upon a hearing in which evidence may be introduced without following strict rules of evidence but in which cross examination and rebuttal shall be allowed.  At its own election or at the request of the board, either Party may submit a post-hearing brief for consideration by the board within twenty (20) days after the close of the hearing.  The board shall make its award within thirty (30) days following the close of the hearing or the submission of post-hearing briefs, whichever is later, unless the parties consent to an extension.  A decision by the majority of the members of the board shall become the award of the board and shall be final and binding on all Parties.

9.6                                 Either Party may apply to any court of competent jurisdiction for an order confirming the award or to enforce any decision by the umpire with respect to discovery.  A judgment of such court shall thereupon be entered.

9.7                                 Each Party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other Party the expense of the umpire.  The remaining costs of the arbitration proceedings or any other costs (not including attorney fees) relating to the arbitration may be allocated by the board.

9.8                                 The Arbitration shall be governed by the United States Arbitration Act, Title 9 U.S.C. §1 et seq.

9.9                                 In the event of a dispute involving all three Parties to this Agreement with reference to the interpretation, application, formation, enforcement or validity of this Agreement or their rights with respect to any transaction involved, the Parties shall adopt such revisions to this Article IX as are necessitated by the resolution of such three Party dispute.

ARTICLE X

AMENDMENT OR TERMINATION

This Agreement may be amended or terminated only by written instrument signed by all the Parties hereto.

ARTICLE XI

GENERAL PROVISIONS

11.1                           Headings and Schedules.  Headings used herein are not a part of this Agreement and shall not affect the terms hereof.  The attached schedules and exhibits are incorporated in and made a part of this Agreement.

11.2                           Notices and Reports.  Except as otherwise specifically set forth herein, all notices and reports to be given by a Party shall be in writing and shall be sufficiently given if sent or delivered by hand delivery, nationally recognized overnight delivery service with proof of delivery or by prepaid, registered or certified mail, return receipt requested.  No notice or report shall be effective until received by the Party to whom it is addressed.  The addresses of the parties for notices and reports are as follows:

If to the Company:	Lumbermens Mutual Casualty Company 1 Kemper Drive Long Grove, IL 60049-0001 Attention: General Counsel

If to National Union:	AIG Risk Management Compliance Division 175 Water Street, 27th Floor New York, NY 10038 Attention: George Turpin, Jr. Compliance Director

If to Insured:	Labor Ready, Inc. 1015 A Street Tacoma, WA 98401 Attention: Mr. Derrek Gafford

with a copy to:	Stephen Schwab Piper Rudnick LLP 203 N. La Salle, Suite 1900 Chicago, Illinois 60601

Changes in notice addresses or recipients may be made by the Company, National Union or Insured by following the procedure specified in this Section 11.2 rather than the procedure for amendment of this Agreement.

11.3                           Incontestability.  In consideration of the mutual covenants and agreements contained herein, each Party hereto does hereby agree that this Agreement, and each and every provision hereof, is and shall be enforceable by and between them according to its terms, and each Party does hereby agree that it shall not, directly or indirectly, contest the validity or enforceability hereof.

11.4                           Errors and Omissions.  Any inadvertent delay, omission or error shall not be held to relieve either Party hereto from any obligation under this Agreement if such delay, omission or error is rectified immediately upon discovery.

11.5                           Entire Agreement.  This Agreement, including the Recitals, together with the Novation Endorsements constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, proposals, and negotiations, both written and oral, among such parties with respect to such subject matter.

11.6                           Counterparts.  This Agreement may be executed in counterparts (or by counterpart signature pages), each of which shall be deemed an original and all of which constitute one and the same instrument.  The exchange of copies of this Agreement and of signature pages by facsimile transmission or by electronic mail shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes.  Signatures of the parties transmitted by facsimile or electronic mail transmission shall be deemed to be their original signatures for all purposes.

11.7                           No Third Party Beneficiaries.  Nothing in this Agreement is intended or shall be construed to give any person, other than the parties hereto, their successors and permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

11.8                           Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  Neither this Agreement nor any right hereunder may be assigned by any Party without the prior written consent of the other parties, which consent shall not be unreasonably withheld.

11.9                           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without giving effect to the principles of conflicts of laws thereof.

11.10                     Exercise of Rights.  The failure or refusal by any Party to exercise any rights granted hereunder shall not constitute a waiver of such rights or preclude the subsequent exercise thereof, and no verbal communication shall be asserted as a waiver of any such rights hereunder unless such communication shall be confirmed in a writing plainly expressing an intent to waive such rights and signed by the Party against whom such waiver is asserted.

11.11                     Duty of Cooperation.  Each Party hereto shall cooperate fully with the other parties using reasonable commercial efforts in light of each Party’s circumstances in order to accomplish the objectives of this Agreement.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the Effective Date.

LUMBERMENS MUTUAL CASUALTY
COMPANY AMERICAN MOTORIST
INSURANCE COMPANY, AMERICAN
PROTECTION INSURANCE COMPANY
AND AMERICAN MANUFACTURERS
MUTUAL INSURANCE COMPANY, on
behalf of each such entity and its insurance
company affiliates

By:	/s/ Gerald C. Pluard Jr.
	Name:	Gerald C. Pluard Jr.
	Title:	Associate General Counsel

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA, on behalf of itself and its affiliates

By:	/s/ Russell Johnston
	Name:	Russell Johnston
	Title:	Attorney In Fact

LABOR READY, INC., on behalf of itself and all insureds, named insureds and additional insureds under the Policies

By:	/s/ Derrek Gafford
	Name:	Derrek Gafford
	Title:	VP of Finance & Accounting

SCHEDULE 1

LIST OF POLICIES

Policy	Type	Effective Date	Issuing Company
5BA130167	WC AOS	01/01/01	Lumbermens Mutual Casualty Company
5BA130168	WC WI	01/01/01	Lumbermens Mutual Casualty Company
5BA130172	WC AZ	01/01/01	Lumbermens Mutual Casualty Company
5SC041161	WC XS	01/01/01	Lumbermens Mutual Casualty Company

5BH090111	WC AOS	01/01/02	American Manufacturers Insurance Company
5BH090114	WC WI	01/01/02	American Manufacturers Insurance Company
5BH090113	WC AZ	01/01/02	American Manufacturers Insurance Company
5SH142102	WC XS	01/01/02	American Manufacturers Insurance Company

5BH090111-01	WC AOS	01/01/03	American Manufacturers Insurance Company
5BH090114-01	WC WI	01/01/03	American Manufacturers Insurance Company
5BH090113-01	WC AZ	01/01/03	American Manufacturers Insurance Company
5BH091149	WC CA	01/01/03	American Manufacturers Insurance Company
5SH142102-01	WC XS	01/01/03	American Manufacturers Insurance Company

Schedule 1-1

NOVATION ENDORSEMENT
To
Policy Number 5BH 090 114

Issued To

LABOR READY, INC.

This Novation Endorsement (the “Endorsement”) is made and entered into by and among LUMBERMENS MUTUAL CASUALTY COMPANY (the “Company”), National Union Fire Insurance Company of Pittsburgh, PA (“National Union”), on behalf of itself and its affiliates, and LABOR READY, INC. (“Labor Ready”) , on behalf of itself and its affiliates, including all insureds, named insureds, additional insureds, certificate holders and beneficiaries under the Policy as defined below (the “Insured”) as of the 29th day of December, 2004.

WHEREAS, the Company issued to or assumed with respect to the Insured a [Workers’ Compensation and Employers Liability] policy, Policy Number 5BH 090 114, including all amendments and endorsements thereto, if any, (the “Policy”); and

WHEREAS, the Company, National Union and the Insured, at the request of the Insured, have entered into that certain Assumption and Novation Agreement dated as of December 29, 2004 (the “Assumption and Novation Agreement”) pursuant to which the Policy will be novated and assumed by National Union; and

WHEREAS, the parties hereto all wish to substitute National Union for the Company as the issuer and insurer of the Policy;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the Company, National Union and the Insured agree as follows:

1.                                       As of the Effective Date (as defined below), subject to the terms of the Assumption and Novation Agreement, National Union shall assume all of the liabilities and obligations of the Company under the Policy and shall be substituted for the Company, in the Company’s name, place and stead, as the insurer thereon so as to effect a novation of the Policy and release the Company from any and all liabilities or obligations thereunder.

2.                                       With respect to the Insured, such novation means that, as of the Effective Date, subject to the Assumption and Novation Agreement:

(a)                                  The Insured agrees to accept the transfer of its Policy from the Company to National Union and fully and finally releases the Company from any and all liabilities and obligations under the Policy;

(b)                                 All terms and conditions of the transferred Policy remain unchanged, except that National Union is the Insured’s insurer under the Policy;

(c)                                  All premium payments, policy charges, notices, claims and suits or actions on the Policy shall in the future be made directly to National Union as though it had

A-1

issued the Policy originally, and all correspondence and inquiries should be submitted to National Union at the following address and telephone number:

National Union Fire Insurance Company of Pittsburgh, PA

175 Water Street

New York, NY 10038

Attention: AIG Risk Management, Buyout Division

Telephone: 212 770-7000

3.                                       With respect to National Union, such novation means that, as of the Effective Date, subject to the Assumption and Novation Agreement, National Union shall assume all obligations and rights of the Company arising from or related to the Policy and shall be entitled to enforce all such rights in the name, place and stead of the Company.

4.                                       This Endorsement shall be effective as of December 29, 2004 (the “Effective Date”).

5.                                       This Endorsement incorporates herein the Assumption and Novation Agreement (including all schedules and exhibits thereto).

6.                                       This Endorsement shall form a part of the Policy.

7.                                       The signatories to this Endorsement represent and warrant, each to the other, that the signatory:  (a) has read and understands this Endorsement; (b) has full authority to bind the party to this Endorsement presented by the signatory and that such party has full authority to enter into this Endorsement and be bound by the terms and conditions of this Endorsement; and (c) sets the signatory’s hand hereunto with the intention of legally binding the party to this Endorsement represented by the signatory.

A-2

IN WITNESS WHEREOF, the parties have entered into this Endorsement as of the day and year contained in the first paragraph of this document.

LUMBERMENS MUTUAL CASUALTY COMPANY

By:	/s/ Gerald C. Pluard Jr.
	Name:	Gerald C. Pluard Jr.
	Title:	Associate General Counsel

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA, on behalf of itself and its affiliates

By:	/s/ Russell Johnston
	Name:	Russell Johnston
	Title:	Attorney In Fact

LABOR READY, INC., on behalf of itself and all insureds, named insureds and additional insureds under the Policy

By:	/s/ Derrek Gafford
	Name:	Derrek Gafford
	Title:	VP of Finance & Accounting

A-3

NOVATION ENDORSEMENT
To
Policy Number 5BH 090 114-01

Issued To

LABOR READY, INC.

This Novation Endorsement (the “Endorsement”) is made and entered into by and among LUMBERMENS MUTUAL CASUALTY COMPANY (the “Company”), National Union Fire Insurance Company of Pittsburgh, PA (“National Union”), on behalf of itself and its affiliates, and LABOR READY, INC. (“Labor Ready”) , on behalf of itself and its affiliates, including all insureds, named insureds, additional insureds, certificate holders and beneficiaries under the Policy as defined below (the “Insured”) as of the 29th day of December, 2004.

WHEREAS, the Company issued to or assumed with respect to the Insured a [Workers’ Compensation and Employers Liability] policy, Policy Number 5BH 090 114-01, including all amendments and endorsements thereto, if any, (the “Policy”); and

WHEREAS, the Company, National Union and the Insured, at the request of the Insured, have entered into that certain Assumption and Novation Agreement dated as of December 29, 2004 (the “Assumption and Novation Agreement”) pursuant to which the Policy will be novated and assumed by National Union; and

WHEREAS, the parties hereto all wish to substitute National Union for the Company as the issuer and insurer of the Policy;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the Company, National Union and the Insured agree as follows:

1.                                       As of the Effective Date (as defined below), subject to the terms of the Assumption and Novation Agreement, National Union shall assume all of the liabilities and obligations of the Company under the Policy and shall be substituted for the Company, in the Company’s name, place and stead, as the insurer thereon so as to effect a novation of the Policy and release the Company from any and all liabilities or obligations thereunder.

2.                                       With respect to the Insured, such novation means that, as of the Effective Date, subject to the Assumption and Novation Agreement:

(a)                                  The Insured agrees to accept the transfer of its Policy from the Company to National Union and fully and finally releases the Company from any and all liabilities and obligations under the Policy;

(b)                                 All terms and conditions of the transferred Policy remain unchanged, except that National Union is the Insured’s insurer under the Policy;

(c)                                  All premium payments, policy charges, notices, claims and suits or actions on the Policy shall in the future be made directly to National Union as though it had

A-1

issued the Policy originally, and all correspondence and inquiries should be submitted to National Union at the following address and telephone number:

National Union Fire Insurance Company of Pittsburgh, PA

175 Water Street

New York, NY 10038

Attention: AIG Risk Management, Buyout Division

Telephone: 212 770-7000

3.                                       With respect to National Union, such novation means that, as of the Effective Date, subject to the Assumption and Novation Agreement, National Union shall assume all obligations and rights of the Company arising from or related to the Policy and shall be entitled to enforce all such rights in the name, place and stead of the Company.

4.                                       This Endorsement shall be effective as of December 29, 2004 (the “Effective Date”).

5.                                       This Endorsement incorporates herein the Assumption and Novation Agreement (including all schedules and exhibits thereto).

6.                                       This Endorsement shall form a part of the Policy.

7.                                       The signatories to this Endorsement represent and warrant, each to the other, that the signatory:  (a) has read and understands this Endorsement; (b) has full authority to bind the party to this Endorsement presented by the signatory and that such party has full authority to enter into this Endorsement and be bound by the terms and conditions of this Endorsement; and (c) sets the signatory’s hand hereunto with the intention of legally binding the party to this Endorsement represented by the signatory.

A-2

IN WITNESS WHEREOF, the parties have entered into this Endorsement as of the day and year contained in the first paragraph of this document.

LUMBERMENS MUTUAL CASUALTY COMPANY

By:	/s/ Gerald C. Pluard Jr.
	Name:	Gerald C. Pluard Jr.
	Title:	Associate General Counsel

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA, on behalf of itself and its affiliates

By:	/s/ Russell Johnston
	Name:	Russell Johnston
	Title:	Attorney In Fact

LABOR READY, INC., on behalf of itself and all insureds, named insureds and additional insureds under the Policy

By:	/s/ Derrek Gafford
	Name:	Derrek Gafford
	Title:	VP of Finance & Accounting

A-3

NOVATION ENDORSEMENT
To
Policy Number 5BA 130 172

Issued To

LABOR READY, INC.

This Novation Endorsement (the “Endorsement”) is made and entered into by and among LUMBERMENS MUTUAL CASUALTY COMPANY (the “Company”), National Union Fire Insurance Company of Pittsburgh, PA (“National Union”), on behalf of itself and its affiliates, and LABOR READY, INC. (“Labor Ready”) , on behalf of itself and its affiliates, including all insureds, named insureds, additional insureds, certificate holders and beneficiaries under the Policy as defined below (the “Insured”) as of the 29th day of December, 2004.

WHEREAS, the Company issued to or assumed with respect to the Insured a [Workers’ Compensation and Employers Liability] policy, Policy Number 5BA 130 172, including all amendments and endorsements thereto, if any, (the “Policy”); and

WHEREAS, the Company, National Union and the Insured, at the request of the Insured, have entered into that certain Assumption and Novation Agreement dated as of December 29, 2004 (the “Assumption and Novation Agreement”) pursuant to which the Policy will be novated and assumed by National Union; and

WHEREAS, the parties hereto all wish to substitute National Union for the Company as the issuer and insurer of the Policy;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the Company, National Union and the Insured agree as follows:

1.                                       As of the Effective Date (as defined below), subject to the terms of the Assumption and Novation Agreement, National Union shall assume all of the liabilities and obligations of the Company under the Policy and shall be substituted for the Company, in the Company’s name, place and stead, as the insurer thereon so as to effect a novation of the Policy and release the Company from any and all liabilities or obligations thereunder.

2.                                       With respect to the Insured, such novation means that, as of the Effective Date, subject to the Assumption and Novation Agreement:

(a)                                  The Insured agrees to accept the transfer of its Policy from the Company to National Union and fully and finally releases the Company from any and all liabilities and obligations under the Policy;

(b)                                 All terms and conditions of the transferred Policy remain unchanged, except that National Union is the Insured’s insurer under the Policy;

(c)                                  All premium payments, policy charges, notices, claims and suits or actions on the Policy shall in the future be made directly to National Union as though it had

A-1

issued the Policy originally, and all correspondence and inquiries should be submitted to National Union at the following address and telephone number:

National Union Fire Insurance Company of Pittsburgh, PA

175 Water Street

New York, NY 10038

Attention: AIG Risk Management, Buyout Division

Telephone: 212 770-7000

3.                                       With respect to National Union, such novation means that, as of the Effective Date, subject to the Assumption and Novation Agreement, National Union shall assume all obligations and rights of the Company arising from or related to the Policy and shall be entitled to enforce all such rights in the name, place and stead of the Company.

4.                                       This Endorsement shall be effective as of December 29, 2004 (the “Effective Date”).

5.                                       This Endorsement incorporates herein the Assumption and Novation Agreement (including all schedules and exhibits thereto).

6.                                       This Endorsement shall form a part of the Policy.

7.                                       The signatories to this Endorsement represent and warrant, each to the other, that the signatory:  (a) has read and understands this Endorsement; (b) has full authority to bind the party to this Endorsement presented by the signatory and that such party has full authority to enter into this Endorsement and be bound by the terms and conditions of this Endorsement; and (c) sets the signatory’s hand hereunto with the intention of legally binding the party to this Endorsement represented by the signatory.

A-2

IN WITNESS WHEREOF, the parties have entered into this Endorsement as of the day and year contained in the first paragraph of this document.

LUMBERMENS MUTUAL CASUALTY COMPANY

By:	/s/ Gerald C. Pluard Jr.
	Name:	Gerald C. Pluard Jr.
	Title:	Associate General Counsel

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA, on behalf of itself and its affiliates

By:	/s/ Russell Johnston
	Name:	Russell Johnston
	Title:	Attorney In Fact

LABOR READY, INC., on behalf of itself and all insureds, named insureds and additional insureds under the Policy

By:	/s/ Derrek Gafford
	Name:	Derrek Gafford
	Title:	VP of Finance & Accounting

A-3

NOVATION ENDORSEMENT
To
Policy Number 5BA 130 167

Issued To

LABOR READY, INC.

This Novation Endorsement (the “Endorsement”) is made and entered into by and among LUMBERMENS MUTUAL CASUALTY COMPANY (the “Company”), National Union Fire Insurance Company of Pittsburgh, PA (“National Union”), on behalf of itself and its affiliates, and LABOR READY, INC. (“Labor Ready”) , on behalf of itself and its affiliates, including all insureds, named insureds, additional insureds, certificate holders and beneficiaries under the Policy as defined below (the “Insured”) as of the 29th day of December, 2004.

WHEREAS, the Company issued to or assumed with respect to the Insured a [Workers’ Compensation and Employers Liability] policy, Policy Number 5BA 130 167, including all amendments and endorsements thereto, if any, (the “Policy”); and

WHEREAS, the Company, National Union and the Insured, at the request of the Insured, have entered into that certain Assumption and Novation Agreement dated as of December 29, 2004 (the “Assumption and Novation Agreement”) pursuant to which the Policy will be novated and assumed by National Union; and

WHEREAS, the parties hereto all wish to substitute National Union for the Company as the issuer and insurer of the Policy;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the Company, National Union and the Insured agree as follows:

1.                                       As of the Effective Date (as defined below), subject to the terms of the Assumption and Novation Agreement, National Union shall assume all of the liabilities and obligations of the Company under the Policy and shall be substituted for the Company, in the Company’s name, place and stead, as the insurer thereon so as to effect a novation of the Policy and release the Company from any and all liabilities or obligations thereunder.

2.                                       With respect to the Insured, such novation means that, as of the Effective Date, subject to the Assumption and Novation Agreement:

(a)                                  The Insured agrees to accept the transfer of its Policy from the Company to National Union and fully and finally releases the Company from any and all liabilities and obligations under the Policy;

(b)                                 All terms and conditions of the transferred Policy remain unchanged, except that National Union is the Insured’s insurer under the Policy;

(c)                                  All premium payments, policy charges, notices, claims and suits or actions on the Policy shall in the future be made directly to National Union as though it had

A-1

issued the Policy originally, and all correspondence and inquiries should be submitted to National Union at the following address and telephone number:

National Union Fire Insurance Company of Pittsburgh, PA

175 Water Street

New York, NY 10038

Attention: AIG Risk Management, Buyout Division

Telephone: 212 770-7000

3.                                       With respect to National Union, such novation means that, as of the Effective Date, subject to the Assumption and Novation Agreement, National Union shall assume all obligations and rights of the Company arising from or related to the Policy and shall be entitled to enforce all such rights in the name, place and stead of the Company.

4.                                       This Endorsement shall be effective as of December 29, 2004 (the “Effective Date”).

5.                                       This Endorsement incorporates herein the Assumption and Novation Agreement (including all schedules and exhibits thereto).

6.                                       This Endorsement shall form a part of the Policy.

7.                                       The signatories to this Endorsement represent and warrant, each to the other, that the signatory:  (a) has read and understands this Endorsement; (b) has full authority to bind the party to this Endorsement presented by the signatory and that such party has full authority to enter into this Endorsement and be bound by the terms and conditions of this Endorsement; and (c) sets the signatory’s hand hereunto with the intention of legally binding the party to this Endorsement represented by the signatory.

A-2

IN WITNESS WHEREOF, the parties have entered into this Endorsement as of the day and year contained in the first paragraph of this document.

LUMBERMENS MUTUAL CASUALTY COMPANY

By:	/s/ Gerald C. Pluard Jr.
	Name:	Gerald C. Pluard Jr.
	Title:	Associate General Counsel

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA, on behalf of itself and its affiliates

By:	/s/ Russell Johnston
	Name:	Russell Johnston
	Title:	Attorney In Fact

LABOR READY, INC., on behalf of itself and all insureds, named insureds and additional insureds under the Policy

By:	/s/ Derrek Gafford
	Name:	Derrek Gafford
	Title:	VP of Finance & Accounting

A-3

NOVATION ENDORSEMENT
To
Policy Number 5BA 130 168

Issued To

LABOR READY, INC.

This Novation Endorsement (the “Endorsement”) is made and entered into by and among LUMBERMENS MUTUAL CASUALTY COMPANY (the “Company”), National Union Fire Insurance Company of Pittsburgh, PA (“National Union”), on behalf of itself and its affiliates, and LABOR READY, INC. (“Labor Ready”) , on behalf of itself and its affiliates, including all insureds, named insureds, additional insureds, certificate holders and beneficiaries under the Policy as defined below (the “Insured”) as of the 29th day of December, 2004.

WHEREAS, the Company issued to or assumed with respect to the Insured a [Workers’ Compensation and Employers Liability] policy, Policy Number 5BA 130 168, including all amendments and endorsements thereto, if any, (the “Policy”); and

WHEREAS, the Company, National Union and the Insured, at the request of the Insured, have entered into that certain Assumption and Novation Agreement dated as of December 29, 2004 (the “Assumption and Novation Agreement”) pursuant to which the Policy will be novated and assumed by National Union; and

WHEREAS, the parties hereto all wish to substitute National Union for the Company as the issuer and insurer of the Policy;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the Company, National Union and the Insured agree as follows:

1.                                       As of the Effective Date (as defined below), subject to the terms of the Assumption and Novation Agreement, National Union shall assume all of the liabilities and obligations of the Company under the Policy and shall be substituted for the Company, in the Company’s name, place and stead, as the insurer thereon so as to effect a novation of the Policy and release the Company from any and all liabilities or obligations thereunder.

2.                                       With respect to the Insured, such novation means that, as of the Effective Date, subject to the Assumption and Novation Agreement:

(a)                                  The Insured agrees to accept the transfer of its Policy from the Company to National Union and fully and finally releases the Company from any and all liabilities and obligations under the Policy;

(b)                                 All terms and conditions of the transferred Policy remain unchanged, except that National Union is the Insured’s insurer under the Policy;

(c)                                  All premium payments, policy charges, notices, claims and suits or actions on the Policy shall in the future be made directly to National Union as though it had

A-1

issued the Policy originally, and all correspondence and inquiries should be submitted to National Union at the following address and telephone number:

National Union Fire Insurance Company of Pittsburgh, PA

175 Water Street

New York, NY 10038

Attention: AIG Risk Management, Buyout Division

Telephone: 212 770-7000

3.                                       With respect to National Union, such novation means that, as of the Effective Date, subject to the Assumption and Novation Agreement, National Union shall assume all obligations and rights of the Company arising from or related to the Policy and shall be entitled to enforce all such rights in the name, place and stead of the Company.

4.                                       This Endorsement shall be effective as of December 29, 2004 (the “Effective Date”).

5.                                       This Endorsement incorporates herein the Assumption and Novation Agreement (including all schedules and exhibits thereto).

6.                                       This Endorsement shall form a part of the Policy.

7.                                       The signatories to this Endorsement represent and warrant, each to the other, that the signatory:  (a) has read and understands this Endorsement; (b) has full authority to bind the party to this Endorsement presented by the signatory and that such party has full authority to enter into this Endorsement and be bound by the terms and conditions of this Endorsement; and (c) sets the signatory’s hand hereunto with the intention of legally binding the party to this Endorsement represented by the signatory.

A-2

IN WITNESS WHEREOF, the parties have entered into this Endorsement as of the day and year contained in the first paragraph of this document.

LUMBERMENS MUTUAL CASUALTY COMPANY

By:	/s/ Gerald C. Pluard Jr.
	Name:	Gerald C. Pluard Jr.
	Title:	Associate General Counsel

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA, on behalf of itself and its affiliates

By:	/s/ Russell Johnston
	Name:	Russell Johnston
	Title:	Attorney In Fact

LABOR READY, INC., on behalf of itself and all insureds, named insureds and additional insureds under the Policy

By:	/s/ Derrek Gafford
	Name:	Derrek Gafford
	Title:	VP of Finance & Accounting

A-3

NOVATION ENDORSEMENT
To
Policy Number 5SC 041 161

Issued To

LABOR READY, INC.

This Novation Endorsement (the “Endorsement”) is made and entered into by and among LUMBERMENS MUTUAL CASUALTY COMPANY (the “Company”), National Union Fire Insurance Company of Pittsburgh, PA (“National Union”), on behalf of itself and its affiliates, and LABOR READY, INC. (“Labor Ready”) , on behalf of itself and its affiliates, including all insureds, named insureds, additional insureds, certificate holders and beneficiaries under the Policy as defined below (the “Insured”) as of the 29th day of December, 2004.

WHEREAS, the Company issued to or assumed with respect to the Insured a [Workers’ Compensation and Employers Liability] policy, Policy Number 5SC 041 161, including all amendments and endorsements thereto, if any, (the “Policy”); and

WHEREAS, the Company, National Union and the Insured, at the request of the Insured, have entered into that certain Assumption and Novation Agreement dated as of December 29, 2004 (the “Assumption and Novation Agreement”) pursuant to which the Policy will be novated and assumed by National Union; and

WHEREAS, the parties hereto all wish to substitute National Union for the Company as the issuer and insurer of the Policy;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the Company, National Union and the Insured agree as follows:

1.                                       As of the Effective Date (as defined below), subject to the terms of the Assumption and Novation Agreement, National Union shall assume all of the liabilities and obligations of the Company under the Policy and shall be substituted for the Company, in the Company’s name, place and stead, as the insurer thereon so as to effect a novation of the Policy and release the Company from any and all liabilities or obligations thereunder.

2.                                       With respect to the Insured, such novation means that, as of the Effective Date, subject to the Assumption and Novation Agreement:

(a)                                  The Insured agrees to accept the transfer of its Policy from the Company to National Union and fully and finally releases the Company from any and all liabilities and obligations under the Policy;

(b)                                 All terms and conditions of the transferred Policy remain unchanged, except that National Union is the Insured’s insurer under the Policy;

(c)                                  All premium payments, policy charges, notices, claims and suits or actions on the Policy shall in the future be made directly to National Union as though it had

A-1

issued the Policy originally, and all correspondence and inquiries should be submitted to National Union at the following address and telephone number:

National Union Fire Insurance Company of Pittsburgh, PA

175 Water Street

New York, NY 10038

Attention: AIG Risk Management, Buyout Division

Telephone: 212 770-7000

3.                                       With respect to National Union, such novation means that, as of the Effective Date, subject to the Assumption and Novation Agreement, National Union shall assume all obligations and rights of the Company arising from or related to the Policy and shall be entitled to enforce all such rights in the name, place and stead of the Company.

4.                                       This Endorsement shall be effective as of December 29, 2004 (the “Effective Date”).

5.                                       This Endorsement incorporates herein the Assumption and Novation Agreement (including all schedules and exhibits thereto).

6.                                       This Endorsement shall form a part of the Policy.

7.                                       The signatories to this Endorsement represent and warrant, each to the other, that the signatory:  (a) has read and understands this Endorsement; (b) has full authority to bind the party to this Endorsement presented by the signatory and that such party has full authority to enter into this Endorsement and be bound by the terms and conditions of this Endorsement; and (c) sets the signatory’s hand hereunto with the intention of legally binding the party to this Endorsement represented by the signatory.

A-2

IN WITNESS WHEREOF, the parties have entered into this Endorsement as of the day and year contained in the first paragraph of this document.

LUMBERMENS MUTUAL CASUALTY COMPANY

By:	/s/ Gerald C. Pluard Jr.
	Name:	Gerald C. Pluard Jr.
	Title:	Associate General Counsel

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA, on behalf of itself and its affiliates

By:	/s/ Russell Johnston
	Name:	Russell Johnston
	Title:	Attorney In Fact

LABOR READY, INC., on behalf of itself and all insureds, named insureds and additional insureds under the Policy

By:	/s/ Derrek Gafford
	Name:	Derrek Gafford
	Title:	VP of Finance & Accounting

A-3

NOVATION ENDORSEMENT
To
Policy Number 5BH 090 113

Issued To

LABOR READY, INC.

This Novation Endorsement (the “Endorsement”) is made and entered into by and among LUMBERMENS MUTUAL CASUALTY COMPANY (the “Company”), National Union Fire Insurance Company of Pittsburgh, PA (“National Union”), on behalf of itself and its affiliates, and LABOR READY, INC. (“Labor Ready”) , on behalf of itself and its affiliates, including all insureds, named insureds, additional insureds, certificate holders and beneficiaries under the Policy as defined below (the “Insured”) as of the 29th day of December, 2004.

WHEREAS, the Company issued to or assumed with respect to the Insured a [Workers’ Compensation and Employers Liability] policy, Policy Number 5BH 090 113, including all amendments and endorsements thereto, if any, (the “Policy”); and

WHEREAS, the Company, National Union and the Insured, at the request of the Insured, have entered into that certain Assumption and Novation Agreement dated as of December 29, 2004 (the “Assumption and Novation Agreement”) pursuant to which the Policy will be novated and assumed by National Union; and

WHEREAS, the parties hereto all wish to substitute National Union for the Company as the issuer and insurer of the Policy;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the Company, National Union and the Insured agree as follows:

1.                                       As of the Effective Date (as defined below), subject to the terms of the Assumption and Novation Agreement, National Union shall assume all of the liabilities and obligations of the Company under the Policy and shall be substituted for the Company, in the Company’s name, place and stead, as the insurer thereon so as to effect a novation of the Policy and release the Company from any and all liabilities or obligations thereunder.

2.                                       With respect to the Insured, such novation means that, as of the Effective Date, subject to the Assumption and Novation Agreement:

(a)                                  The Insured agrees to accept the transfer of its Policy from the Company to National Union and fully and finally releases the Company from any and all liabilities and obligations under the Policy;

(b)                                 All terms and conditions of the transferred Policy remain unchanged, except that National Union is the Insured’s insurer under the Policy;

(c)                                  All premium payments, policy charges, notices, claims and suits or actions on the Policy shall in the future be made directly to National Union as though it had

A-1

issued the Policy originally, and all correspondence and inquiries should be submitted to National Union at the following address and telephone number:

National Union Fire Insurance Company of Pittsburgh, PA

175 Water Street

New York, NY 10038

Attention: AIG Risk Management, Buyout Division

Telephone: 212 770-7000

3.                                       With respect to National Union, such novation means that, as of the Effective Date, subject to the Assumption and Novation Agreement, National Union shall assume all obligations and rights of the Company arising from or related to the Policy and shall be entitled to enforce all such rights in the name, place and stead of the Company.

4.                                       This Endorsement shall be effective as of December 29, 2004 (the “Effective Date”).

5.                                       This Endorsement incorporates herein the Assumption and Novation Agreement (including all schedules and exhibits thereto).

6.                                       This Endorsement shall form a part of the Policy.

7.                                       The signatories to this Endorsement represent and warrant, each to the other, that the signatory:  (a) has read and understands this Endorsement; (b) has full authority to bind the party to this Endorsement presented by the signatory and that such party has full authority to enter into this Endorsement and be bound by the terms and conditions of this Endorsement; and (c) sets the signatory’s hand hereunto with the intention of legally binding the party to this Endorsement represented by the signatory.

A-2

IN WITNESS WHEREOF, the parties have entered into this Endorsement as of the day and year contained in the first paragraph of this document.

LUMBERMENS MUTUAL CASUALTY COMPANY

By:	/s/ Gerald C. Pluard Jr.
	Name:	Gerald C. Pluard Jr.
	Title:	Associate General Counsel

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA, on behalf of itself and its affiliates

By:	/s/ Russell Johnston
	Name:	Russell Johnston
	Title:	Attorney In Fact

LABOR READY, INC., on behalf of itself and all insureds, named insureds and additional insureds under the Policy

By:	/s/ Derrek Gafford
	Name:	Derrek Gafford
	Title:	VP of Finance & Accounting

A-3

NOVATION ENDORSEMENT
To
Policy Number 5BH 090 111

Issued To

LABOR READY, INC.

This Novation Endorsement (the “Endorsement”) is made and entered into by and among LUMBERMENS MUTUAL CASUALTY COMPANY (the “Company”), National Union Fire Insurance Company of Pittsburgh, PA (“National Union”), on behalf of itself and its affiliates, and LABOR READY, INC. (“Labor Ready”) , on behalf of itself and its affiliates, including all insureds, named insureds, additional insureds, certificate holders and beneficiaries under the Policy as defined below (the “Insured”) as of the 29th day of December, 2004.

WHEREAS, the Company issued to or assumed with respect to the Insured a [Workers’ Compensation and Employers Liability] policy, Policy Number 5BH 090 111, including all amendments and endorsements thereto, if any, (the “Policy”); and

WHEREAS, the Company, National Union and the Insured, at the request of the Insured, have entered into that certain Assumption and Novation Agreement dated as of December 29, 2004 (the “Assumption and Novation Agreement”) pursuant to which the Policy will be novated and assumed by National Union; and

WHEREAS, the parties hereto all wish to substitute National Union for the Company as the issuer and insurer of the Policy;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the Company, National Union and the Insured agree as follows:

1.                                       As of the Effective Date (as defined below), subject to the terms of the Assumption and Novation Agreement, National Union shall assume all of the liabilities and obligations of the Company under the Policy and shall be substituted for the Company, in the Company’s name, place and stead, as the insurer thereon so as to effect a novation of the Policy and release the Company from any and all liabilities or obligations thereunder.

2.                                       With respect to the Insured, such novation means that, as of the Effective Date, subject to the Assumption and Novation Agreement:

(a)                                  The Insured agrees to accept the transfer of its Policy from the Company to National Union and fully and finally releases the Company from any and all liabilities and obligations under the Policy;

(b)                                 All terms and conditions of the transferred Policy remain unchanged, except that National Union is the Insured’s insurer under the Policy;

(c)                                  All premium payments, policy charges, notices, claims and suits or actions on the Policy shall in the future be made directly to National Union as though it had

A-1

issued the Policy originally, and all correspondence and inquiries should be submitted to National Union at the following address and telephone number:

National Union Fire Insurance Company of Pittsburgh, PA

175 Water Street

New York, NY 10038

Attention: AIG Risk Management, Buyout Division

Telephone: 212 770-7000

3.                                       With respect to National Union, such novation means that, as of the Effective Date, subject to the Assumption and Novation Agreement, National Union shall assume all obligations and rights of the Company arising from or related to the Policy and shall be entitled to enforce all such rights in the name, place and stead of the Company.

4.                                       This Endorsement shall be effective as of December 29, 2004 (the “Effective Date”).

5.                                       This Endorsement incorporates herein the Assumption and Novation Agreement (including all schedules and exhibits thereto).

6.                                       This Endorsement shall form a part of the Policy.

7.                                       The signatories to this Endorsement represent and warrant, each to the other, that the signatory:  (a) has read and understands this Endorsement; (b) has full authority to bind the party to this Endorsement presented by the signatory and that such party has full authority to enter into this Endorsement and be bound by the terms and conditions of this Endorsement; and (c) sets the signatory’s hand hereunto with the intention of legally binding the party to this Endorsement represented by the signatory.

A-2

IN WITNESS WHEREOF, the parties have entered into this Endorsement as of the day and year contained in the first paragraph of this document.

LUMBERMENS MUTUAL CASUALTY COMPANY

By:	/s/ Gerald C. Pluard Jr.
	Name:	Gerald C. Pluard Jr.
	Title:	Associate General Counsel

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA, on behalf of itself and its affiliates

By:	/s/ Russell Johnston
	Name:	Russell Johnston
	Title:	Attorney In Fact

LABOR READY, INC., on behalf of itself and all insureds, named insureds and additional insureds under the Policy

By:	/s/ Derrek Gafford
	Name:	Derrek Gafford
	Title:	VP of Finance & Accounting

A-3

NOVATION ENDORSEMENT
To
Policy Number 5SH 142 102

Issued To

LABOR READY, INC.

This Novation Endorsement (the “Endorsement”) is made and entered into by and among LUMBERMENS MUTUAL CASUALTY COMPANY (the “Company”), National Union Fire Insurance Company of Pittsburgh, PA (“National Union”), on behalf of itself and its affiliates, and LABOR READY, INC. (“Labor Ready”) , on behalf of itself and its affiliates, including all insureds, named insureds, additional insureds, certificate holders and beneficiaries under the Policy as defined below (the “Insured”) as of the 29th day of December, 2004.

WHEREAS, the Company issued to or assumed with respect to the Insured a [Workers’ Compensation and Employers Liability] policy, Policy Number 5SH 142 102, including all amendments and endorsements thereto, if any, (the “Policy”); and

WHEREAS, the Company, National Union and the Insured, at the request of the Insured, have entered into that certain Assumption and Novation Agreement dated as of December 29, 2004 (the “Assumption and Novation Agreement”) pursuant to which the Policy will be novated and assumed by National Union; and

WHEREAS, the parties hereto all wish to substitute National Union for the Company as the issuer and insurer of the Policy;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the Company, National Union and the Insured agree as follows:

1.                                       As of the Effective Date (as defined below), subject to the terms of the Assumption and Novation Agreement, National Union shall assume all of the liabilities and obligations of the Company under the Policy and shall be substituted for the Company, in the Company’s name, place and stead, as the insurer thereon so as to effect a novation of the Policy and release the Company from any and all liabilities or obligations thereunder.

2.                                       With respect to the Insured, such novation means that, as of the Effective Date, subject to the Assumption and Novation Agreement:

(a)                                  The Insured agrees to accept the transfer of its Policy from the Company to National Union and fully and finally releases the Company from any and all liabilities and obligations under the Policy;

(b)                                 All terms and conditions of the transferred Policy remain unchanged, except that National Union is the Insured’s insurer under the Policy;

(c)                                  All premium payments, policy charges, notices, claims and suits or actions on the Policy shall in the future be made directly to National Union as though it had

A-1

issued the Policy originally, and all correspondence and inquiries should be submitted to National Union at the following address and telephone number:

National Union Fire Insurance Company of Pittsburgh, PA

175 Water Street

New York, NY 10038

Attention: AIG Risk Management, Buyout Division

Telephone: 212 770-7000

3.                                       With respect to National Union, such novation means that, as of the Effective Date, subject to the Assumption and Novation Agreement, National Union shall assume all obligations and rights of the Company arising from or related to the Policy and shall be entitled to enforce all such rights in the name, place and stead of the Company.

4.                                       This Endorsement shall be effective as of December 29, 2004 (the “Effective Date”).

5.                                       This Endorsement incorporates herein the Assumption and Novation Agreement (including all schedules and exhibits thereto).

6.                                       This Endorsement shall form a part of the Policy.

7.                                       The signatories to this Endorsement represent and warrant, each to the other, that the signatory:  (a) has read and understands this Endorsement; (b) has full authority to bind the party to this Endorsement presented by the signatory and that such party has full authority to enter into this Endorsement and be bound by the terms and conditions of this Endorsement; and (c) sets the signatory’s hand hereunto with the intention of legally binding the party to this Endorsement represented by the signatory.

A-2

IN WITNESS WHEREOF, the parties have entered into this Endorsement as of the day and year contained in the first paragraph of this document.

LUMBERMENS MUTUAL CASUALTY COMPANY

By:	/s/ Gerald C. Pluard Jr.
	Name:	Gerald C. Pluard Jr.
	Title:	Associate General Counsel

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA, on behalf of itself and its affiliates

By:	/s/ Russell Johnston
	Name:	Russell Johnston
	Title:	Attorney In Fact

LABOR READY, INC., on behalf of itself and all insureds, named insureds and additional insureds under the Policy

By:	/s/ Derrek Gafford
	Name:	Derrek Gafford
	Title:	VP of Finance & Accounting

A-3

NOVATION ENDORSEMENT
To
Policy Number 5BH 090 113-01

Issued To

LABOR READY, INC.

This Novation Endorsement (the “Endorsement”) is made and entered into by and among LUMBERMENS MUTUAL CASUALTY COMPANY (the “Company”), National Union Fire Insurance Company of Pittsburgh, PA (“National Union”), on behalf of itself and its affiliates, and LABOR READY, INC. (“Labor Ready”) , on behalf of itself and its affiliates, including all insureds, named insureds, additional insureds, certificate holders and beneficiaries under the Policy as defined below (the “Insured”) as of the 29th day of December, 2004.

WHEREAS, the Company issued to or assumed with respect to the Insured a [Workers’ Compensation and Employers Liability] policy, Policy Number 5BH 090 113-01, including all amendments and endorsements thereto, if any, (the “Policy”); and

WHEREAS, the Company, National Union and the Insured, at the request of the Insured, have entered into that certain Assumption and Novation Agreement dated as of December 29, 2004 (the “Assumption and Novation Agreement”) pursuant to which the Policy will be novated and assumed by National Union; and

WHEREAS, the parties hereto all wish to substitute National Union for the Company as the issuer and insurer of the Policy;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the Company, National Union and the Insured agree as follows:

1.                                       As of the Effective Date (as defined below), subject to the terms of the Assumption and Novation Agreement, National Union shall assume all of the liabilities and obligations of the Company under the Policy and shall be substituted for the Company, in the Company’s name, place and stead, as the insurer thereon so as to effect a novation of the Policy and release the Company from any and all liabilities or obligations thereunder.

2.                                       With respect to the Insured, such novation means that, as of the Effective Date, subject to the Assumption and Novation Agreement:

(a)                                  The Insured agrees to accept the transfer of its Policy from the Company to National Union and fully and finally releases the Company from any and all liabilities and obligations under the Policy;

(b)                                 All terms and conditions of the transferred Policy remain unchanged, except that National Union is the Insured’s insurer under the Policy;

(c)                                  All premium payments, policy charges, notices, claims and suits or actions on the Policy shall in the future be made directly to National Union as though it had

A-1

issued the Policy originally, and all correspondence and inquiries should be submitted to National Union at the following address and telephone number:

National Union Fire Insurance Company of Pittsburgh, PA

175 Water Street

New York, NY 10038

Attention: AIG Risk Management, Buyout Division

Telephone: 212 770-7000

3.                                       With respect to National Union, such novation means that, as of the Effective Date, subject to the Assumption and Novation Agreement, National Union shall assume all obligations and rights of the Company arising from or related to the Policy and shall be entitled to enforce all such rights in the name, place and stead of the Company.

4.                                       This Endorsement shall be effective as of December 29, 2004 (the “Effective Date”).

5.                                       This Endorsement incorporates herein the Assumption and Novation Agreement (including all schedules and exhibits thereto).

6.                                       This Endorsement shall form a part of the Policy.

7.                                       The signatories to this Endorsement represent and warrant, each to the other, that the signatory:  (a) has read and understands this Endorsement; (b) has full authority to bind the party to this Endorsement presented by the signatory and that such party has full authority to enter into this Endorsement and be bound by the terms and conditions of this Endorsement; and (c) sets the signatory’s hand hereunto with the intention of legally binding the party to this Endorsement represented by the signatory.

A-2

IN WITNESS WHEREOF, the parties have entered into this Endorsement as of the day and year contained in the first paragraph of this document.

LUMBERMENS MUTUAL CASUALTY COMPANY

By:	/s/ Gerald C. Pluard Jr.
	Name:	Gerald C. Pluard Jr.
	Title:	Associate General Counsel

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA, on behalf of itself and its affiliates

By:	/s/ Russell Johnston
	Name:	Russell Johnston
	Title:	Attorney In Fact

LABOR READY, INC., on behalf of itself and all insureds, named insureds and additional insureds under the Policy

By:	/s/ Derrek Gafford
	Name:	Derrek Gafford
	Title:	VP of Finance & Accounting

A-3

NOVATION ENDORSEMENT
To
Policy Number 5BH 090 111-01

Issued To

LABOR READY, INC.

This Novation Endorsement (the “Endorsement”) is made and entered into by and among LUMBERMENS MUTUAL CASUALTY COMPANY (the “Company”), National Union Fire Insurance Company of Pittsburgh, PA (“National Union”), on behalf of itself and its affiliates, and LABOR READY, INC. (“Labor Ready”) , on behalf of itself and its affiliates, including all insureds, named insureds, additional insureds, certificate holders and beneficiaries under the Policy as defined below (the “Insured”) as of the 29th day of December, 2004.

WHEREAS, the Company issued to or assumed with respect to the Insured a [Workers’ Compensation and Employers Liability] policy, Policy Number 5BH 090 111-01, including all amendments and endorsements thereto, if any, (the “Policy”); and

WHEREAS, the Company, National Union and the Insured, at the request of the Insured, have entered into that certain Assumption and Novation Agreement dated as of December 29, 2004 (the “Assumption and Novation Agreement”) pursuant to which the Policy will be novated and assumed by National Union; and

WHEREAS, the parties hereto all wish to substitute National Union for the Company as the issuer and insurer of the Policy;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the Company, National Union and the Insured agree as follows:

1.                                       As of the Effective Date (as defined below), subject to the terms of the Assumption and Novation Agreement, National Union shall assume all of the liabilities and obligations of the Company under the Policy and shall be substituted for the Company, in the Company’s name, place and stead, as the insurer thereon so as to effect a novation of the Policy and release the Company from any and all liabilities or obligations thereunder.

2.                                       With respect to the Insured, such novation means that, as of the Effective Date, subject to the Assumption and Novation Agreement:

(a)                                  The Insured agrees to accept the transfer of its Policy from the Company to National Union and fully and finally releases the Company from any and all liabilities and obligations under the Policy;

(b)                                 All terms and conditions of the transferred Policy remain unchanged, except that National Union is the Insured’s insurer under the Policy;

(c)                                  All premium payments, policy charges, notices, claims and suits or actions on the Policy shall in the future be made directly to National Union as though it had

A-1

issued the Policy originally, and all correspondence and inquiries should be submitted to National Union at the following address and telephone number:

National Union Fire Insurance Company of Pittsburgh, PA

175 Water Street

New York, NY 10038

Attention: AIG Risk Management, Buyout Division

Telephone: 212 770-7000

3.                                       With respect to National Union, such novation means that, as of the Effective Date, subject to the Assumption and Novation Agreement, National Union shall assume all obligations and rights of the Company arising from or related to the Policy and shall be entitled to enforce all such rights in the name, place and stead of the Company.

4.                                       This Endorsement shall be effective as of December 29, 2004 (the “Effective Date”).

5.                                       This Endorsement incorporates herein the Assumption and Novation Agreement (including all schedules and exhibits thereto).

6.                                       This Endorsement shall form a part of the Policy.

7.                                       The signatories to this Endorsement represent and warrant, each to the other, that the signatory:  (a) has read and understands this Endorsement; (b) has full authority to bind the party to this Endorsement presented by the signatory and that such party has full authority to enter into this Endorsement and be bound by the terms and conditions of this Endorsement; and (c) sets the signatory’s hand hereunto with the intention of legally binding the party to this Endorsement represented by the signatory.

A-2

IN WITNESS WHEREOF, the parties have entered into this Endorsement as of the day and year contained in the first paragraph of this document.

LUMBERMENS MUTUAL CASUALTY COMPANY

By:	/s/ Gerald C. Pluard Jr.
	Name:	Gerald C. Pluard Jr.
	Title:	Associate General Counsel

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA, on behalf of itself and its affiliates

By:	/s/ Russell Johnston
	Name:	Russell Johnston
	Title:	Attorney In Fact

LABOR READY, INC., on behalf of itself and all insureds, named insureds and additional insureds under the Policy

By:	/s/ Derrek Gafford
	Name:	Derrek Gafford
	Title:	VP of Finance & Accounting

A-3

NOVATION ENDORSEMENT
To
Policy Number 5SH 142 102-01

Issued To

LABOR READY, INC.

This Novation Endorsement (the “Endorsement”) is made and entered into by and among LUMBERMENS MUTUAL CASUALTY COMPANY (the “Company”), National Union Fire Insurance Company of Pittsburgh, PA (“National Union”), on behalf of itself and its affiliates, and LABOR READY, INC. (“Labor Ready”) , on behalf of itself and its affiliates, including all insureds, named insureds, additional insureds, certificate holders and beneficiaries under the Policy as defined below (the “Insured”) as of the 29th day of December, 2004.

WHEREAS, the Company issued to or assumed with respect to the Insured a [Workers’ Compensation and Employers Liability] policy, Policy Number 5SH 142 102-01, including all amendments and endorsements thereto, if any, (the “Policy”); and

WHEREAS, the Company, National Union and the Insured, at the request of the Insured, have entered into that certain Assumption and Novation Agreement dated as of December 29, 2004 (the “Assumption and Novation Agreement”) pursuant to which the Policy will be novated and assumed by National Union; and

WHEREAS, the parties hereto all wish to substitute National Union for the Company as the issuer and insurer of the Policy;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the Company, National Union and the Insured agree as follows:

1.                                       As of the Effective Date (as defined below), subject to the terms of the Assumption and Novation Agreement, National Union shall assume all of the liabilities and obligations of the Company under the Policy and shall be substituted for the Company, in the Company’s name, place and stead, as the insurer thereon so as to effect a novation of the Policy and release the Company from any and all liabilities or obligations thereunder.

2.                                       With respect to the Insured, such novation means that, as of the Effective Date, subject to the Assumption and Novation Agreement:

(a)                                  The Insured agrees to accept the transfer of its Policy from the Company to National Union and fully and finally releases the Company from any and all liabilities and obligations under the Policy;

(b)                                 All terms and conditions of the transferred Policy remain unchanged, except that National Union is the Insured’s insurer under the Policy;

(c)                                  All premium payments, policy charges, notices, claims and suits or actions on the Policy shall in the future be made directly to National Union as though it had

A-1

issued the Policy originally, and all correspondence and inquiries should be submitted to National Union at the following address and telephone number:

National Union Fire Insurance Company of Pittsburgh, PA

175 Water Street

New York, NY 10038

Attention: AIG Risk Management, Buyout Division

Telephone: 212 770-7000

3.                                       With respect to National Union, such novation means that, as of the Effective Date, subject to the Assumption and Novation Agreement, National Union shall assume all obligations and rights of the Company arising from or related to the Policy and shall be entitled to enforce all such rights in the name, place and stead of the Company.

4.                                       This Endorsement shall be effective as of December 29, 2004 (the “Effective Date”).

5.                                       This Endorsement incorporates herein the Assumption and Novation Agreement (including all schedules and exhibits thereto).

6.                                       This Endorsement shall form a part of the Policy.

7.                                       The signatories to this Endorsement represent and warrant, each to the other, that the signatory:  (a) has read and understands this Endorsement; (b) has full authority to bind the party to this Endorsement presented by the signatory and that such party has full authority to enter into this Endorsement and be bound by the terms and conditions of this Endorsement; and (c) sets the signatory’s hand hereunto with the intention of legally binding the party to this Endorsement represented by the signatory.

A-2

IN WITNESS WHEREOF, the parties have entered into this Endorsement as of the day and year contained in the first paragraph of this document.

LUMBERMENS MUTUAL CASUALTY COMPANY

By:	/s/ Gerald C. Pluard Jr.
	Name:	Gerald C. Pluard Jr.
	Title:	Associate General Counsel

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA, on behalf of itself and its affiliates

By:	/s/ Russell Johnston
	Name:	Russell Johnston
	Title:	Attorney In Fact

LABOR READY, INC., on behalf of itself and all insureds, named insureds and additional insureds under the Policy

By:	/s/ Derrek Gafford
	Name:	Derrek Gafford
	Title:	VP of Finance & Accounting

A-3

NOVATION ENDORSEMENT
To
Policy Number 5BH 091 149

Issued To

LABOR READY, INC.

This Novation Endorsement (the “Endorsement”) is made and entered into by and among LUMBERMENS MUTUAL CASUALTY COMPANY (the “Company”), National Union Fire Insurance Company of Pittsburgh, PA (“National Union”), on behalf of itself and its affiliates, and LABOR READY, INC. (“Labor Ready”) , on behalf of itself and its affiliates, including all insureds, named insureds, additional insureds, certificate holders and beneficiaries under the Policy as defined below (the “Insured”) as of the 29th day of December, 2004.

WHEREAS, the Company issued to or assumed with respect to the Insured a [Workers’ Compensation and Employers Liability] policy, Policy Number 5BH 091 149, including all amendments and endorsements thereto, if any, (the “Policy”); and

WHEREAS, the Company, National Union and the Insured, at the request of the Insured, have entered into that certain Assumption and Novation Agreement dated as of December 29, 2004 (the “Assumption and Novation Agreement”) pursuant to which the Policy will be novated and assumed by National Union; and

WHEREAS, the parties hereto all wish to substitute National Union for the Company as the issuer and insurer of the Policy;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the Company, National Union and the Insured agree as follows:

1.                                       As of the Effective Date (as defined below), subject to the terms of the Assumption and Novation Agreement, National Union shall assume all of the liabilities and obligations of the Company under the Policy and shall be substituted for the Company, in the Company’s name, place and stead, as the insurer thereon so as to effect a novation of the Policy and release the Company from any and all liabilities or obligations thereunder.

2.                                       With respect to the Insured, such novation means that, as of the Effective Date, subject to the Assumption and Novation Agreement:

(a)                                  The Insured agrees to accept the transfer of its Policy from the Company to National Union and fully and finally releases the Company from any and all liabilities and obligations under the Policy;

(b)                                 All terms and conditions of the transferred Policy remain unchanged, except that National Union is the Insured’s insurer under the Policy;

(c)                                  All premium payments, policy charges, notices, claims and suits or actions on the Policy shall in the future be made directly to National Union as though it had issued the Policy originally, and all correspondence and inquiries should be submitted to National Union at the following address and telephone number:

National Union Fire Insurance Company of Pittsburgh, PA

175 Water Street

New York, NY 10038

Attention: AIG Risk Management, Buyout Division

Telephone: 212 770-7000

3.                                       With respect to National Union, such novation means that, as of the Effective Date, subject to the Assumption and Novation Agreement, National Union shall assume all obligations and rights of the Company arising from or related to the Policy and shall be entitled to enforce all such rights in the name, place and stead of the Company.

4.                                       This Endorsement shall be effective as of December 29, 2004 (the “Effective Date”).

5.                                       This Endorsement incorporates herein the Assumption and Novation Agreement (including all schedules and exhibits thereto).

6.                                       This Endorsement shall form a part of the Policy.

7.                                       The signatories to this Endorsement represent and warrant, each to the other, that the signatory:  (a) has read and understands this Endorsement; (b) has full authority to bind the party to this Endorsement presented by the signatory and that such party has full authority to enter into this Endorsement and be bound by the terms and conditions of this Endorsement; and (c) sets the signatory’s hand hereunto with the intention of legally binding the party to this Endorsement represented by the signatory.

IN WITNESS WHEREOF, the parties have entered into this Endorsement as of the day and year contained in the first paragraph of this document.

LUMBERMENS MUTUAL CASUALTY COMPANY

By:	/s/ Gerald C. Pluard Jr.
	Name:	Gerald C. Pluard Jr.
	Title:	Associate General Counsel

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA, on behalf of itself and its affiliates

By:	/s/ Russell Johnston
	Name:	Russell Johnston
	Title:	Attorney In Fact

LABOR READY, INC., on behalf of itself and all insureds, named insureds and additional insureds under the Policy

By:	/s/ Derrek Gafford
	Name:	Derrek Gafford
	Title:	VP of Finance & Accounting